EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the quarterly report of Giga-tronics Incorporated (the "Company") on Form 10-Q for the period ending December 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Temi Oduozor, Principal Financial & Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 12, 2018
/s/ Temi Oduozor
Temi Oduozor
Corporate Controller
(Principal Accounting & Financial Officer)